PROMISSORY NOTE
Date: December 2, 2002

Maker: Energy & Engine Technology Corporation
Maker's Mailing Address (including county): 5308 West Plano Parkway Plano, Collin County, Texas 75093

Payee:
Place for Payment (including county):
Principal Amount: $150,000.00
Annual Interest Rate on Unpaid Principal from Date: Ten percent (10%)

Terms of Payment The principal amount of this Note and all accrued interest thereon and 50,000 "restricted" shares of Maker's Common Stock shall be due and payable on March 2, 2003 but Maker may extend the due date at its sole discretion to a date no later than June 2, 2003. Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by the final scheduled payment date. Maker may prepay principal in whole or in part at any time and from time to time without penalty, and any such prepayment shall be applied to the last maturing installments of principal. If Maker defaults in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it, and the default continues after Payee gives Maker notice of the default and the time within which it must be cured, as may be required by law or by written agreement, then Payee may declare the unpaid principal balance and earned interest on this note immediately due. Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. This Note shall automatically accelerate if during the term hereof Tylor Hall is terminated from his position at Wind Dancer Aviation Services. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt. Each Maker is responsible for all obligations represented by this note. When the context requires, singular nouns and pronouns include the plural. This Note shall be governed by and construed in accordance with Texas law, and any dispute hereunder shall be tried in the courts of Collin County, Texas.

NOTICE TO COMPLY WITH STATE LAW
For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall include this Note, together with each and every other document relating to the same transaction, regardless of the date of execution.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

MAKER:
ENERGY & ENGINE TECHNOLOGY CORPORATION

By: /s/ Willard G. McAndrew, III
Name:  Willard G. McAndrew, III
Title:  President and CEO

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                        SECURITY AND STOCK PLEDGE AGREEMENT

SECURITY AND STOCK PLEDGE AGREEMENT (the "Agreement"), dated November 2002, made by Energy & Engine Technology Corporation, a Nevada corporation, having its principal business office at 5308 West Plano Parkway, Plano, TX 75093 (the "Grantor") in favor of the Hall Family Trust, having its principal business office at SUNY Maritime College, Quarters 11, Bronx, NY 10465 (the "Secured Party").

                                    WITNESSETH:

     WHEREAS, the Grantor has executed a promissory note of even date (the "Note") in favor of Secured Party; and

     WHEREAS, in order to induce the Secured Party to loan the principal sum evidenced by the Note to the Grantor, the Grantor has agreed to execute this Agreement in favor of the Secured Party;

     NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     2. Grant of Security, Interest. As collateral security for the full and prompt payment when due of all sums owed by the Grantor to the Secured Party under the Loan Documents, the Grantor hereby assigns, conveys, and grants to Secured Party the following (all of which items in which any security interest hereunder is granted being hereinafter collectively called the "Collateral"): (i) the assets of Wind Dancer Aviation Services as purchased from Archuleta County, CO and located at Stevens Field Airport and (ii) 100,000 shares of "restricted stock" of Grantor, to be held as pledged by Jolie Kahn, Esq..

     3. Remedies Rights Upon an Event of Default. If any Default or Event of Default shall occur and be continuing under the Loan Documents or if the Grantor shall breach any covenant or agreement contained in this Agreement or if any representation or warranty contained in this Agreement is untrue or misleading, the Secured Parry may exercise, in addition to all other rights and remedies granted to it in this Agreement and all rights and remedies of a secured party under the UCC.

     4. Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if given in accordance with the Loan Agreement.

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     5.  Term. This Agreement shall remain in force until payment or performance in full of Debtor's Obligations. Upon such payment and performance, this Agreement shall terminate and the Collateral shall be released from the provisions hereof.

     6. Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     7. Assignment This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns; provided, however, that this Agreement may not be assigned by the Grantor, and no obligation owed or performable by Grantor may be delegated.

     8. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing, approved and signed by Secured Party, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

     93. No Waiver; Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or the Loan Documents.

     40. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard for or to the conflicts of laws provisions thereof. The parties also agree that the venue for any actions to be brought hereunder shall be the courts of Collin County, Texas.

     11. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto concerning the subject matter of this Agreement. This Agreement may not be amended except by an instrument in writing duly executed by all the parties hereto. All representations, warranties, covenants, terms, conditions and provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and permitted assigns of the parties hereto.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.

GRANTOR:

ENERGY & ENGINE TECHNOLOGY CORPORATION
By: /s/ Willard G. McAndrew, III
Name:  Willard G. McAndrew, III
Title:  CEO & President
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                              SCHEDULE A
                              COLLATERAL

     (i) the assets of Wind Dancer Aviation Services as purchased from Archuleta County, CO and located at Stevens Field Airport and (ii) 100,000 shares of "restricted stock" of Grantor, to be held as pledged by Jolie Kahn, Esq..



















































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